Exhibit 99.4

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EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 245 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its client, Loan Funding Structure LLC (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on the residential mortgage loans selected for this transaction. The review was conducted on behalf of Client, on a bulk basis during the months of December 2020 through January 2022 via file images provided by the Client or Lender for the review.

The table below identifies the origination channel for the loans represented in final results for the 136 NonQM Loanstream loans:

Origination Channel	Loan Count	Percentage of Final Sample
Retail	9	6.62%
Broker	103	75.74%
Correspondent Bulk	24	17.64%
Total	136	100.00%

The table below identifies the origination channel for the loans represented in final results for the 109 Velocity No Income Investment loans:

Origination Channel	Loan Count	Percentage of Final Sample
Retail	16	14.68%
Broker	89	81.65%
Correspondent Bulk	4	3.67%
Total	109	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review as applicable (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

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LOAN SAMPLING:

Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged. As such, Recovco cannot state the overall sample size.

Recovco reviewed 100% of the loans submitted. No sampling was required.

The table below summarizes the review populations by category, contained in the review results from Recovco:

Review	Reviewed Total	% of Sample
Full File Non QM Review Population	136	55.51%
Credit No Income & Valuation Review Population	109	44.49%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the tape provided by the initial Clients to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Balloon Flag
First Name	Sale Price	Prepay Months	Next Rate Chg Date
Occupancy	LTV	PP Terms	First Pmt Chg Date
Purpose	CLTV	DTI	Next Pmt Chg Date
Address	Note Date	Property Units	Rounding Code
State	Loan Amount	Maturity Date	Lookback Period
Zip	First Payment Date	Rate Index	Initial Rate Cap
Property Type	Original Rate	Amortization Term	Periodic Rate Cap
Lien Position	Original P&I	Neg Am Flag	Life Rate Cap
Orig Credit Score	Interest Only Flag	IO Term	Life Rate Floor
Self Employed Flag			Margin

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CREDIT UNDERWRITING:

Recovco performed post-closing independent third-party due diligence review of the loan package to determine whether such package meets the credit and property underwriting criteria in the guidelines provided by the initial Clients.

Guidelines:

136 loans were reviewed to the LoanStream Owner Occupied & Second Home Guidelines or Investment and DSCR Underwriting Guidelines.

109 loans were reviewed to the Velocity Commercial Capital Investor 1-4 Origination Guidelines 2020 – with omission of section 4.2 Debt Service Coverage Ratio

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application was substantially filled out.

Credit Report: Recovco’s review will include: the presence of a credit report for each borrower and that such borrower’s credit profile & representative credit score adhered to guidelines. Recovco will (i) capture the total monthly consumer debt payments for use in relevant calculations, (ii) note the Real Estate Owned and fraud alerts, and (iii) gather data for the ASF tape submission including (a) the FICO (as available), (b) the longest trade line, (c) the maximum trade line, (d) the number of trade lines, and (e) the credit usage ratio.

Asset Review: Recovco will review the asset documentation provided in the loan files to the guideline requirements. Utilizing this documentation, Recovco will complete a review of the reserve calculation.

Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, as applicable per guidelines, Recovco will (i) review the hazard insurance for the minimum required amount of coverage in the guidelines, (ii) the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations, (iv) review the tax certificate to compare monthly escrows used to calculate DTI matched, (v) the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, the flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Property Management Experience: Recovco will review the property management questionnaire or other documentation to support the experience necessary per guidelines.

Business Entity Documents: Recovco will review the Business Entity documentation provided as outlined and required per guidelines, which could include Articles of Incorporation, Articles of Organization, Operating Agreement, By-Laws, Certificate of Good Standing, Members Consent, or other documentation required by guidelines

Rent and/or Lease: Recovco will review the lease or other acceptable documentation to support the rental amount as outline in the guidelines.

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Guarantor: Recovco will review the guarantor as outlined in the guidelines

Occupancy Review: Recovco will review the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

Closing Document Review: Recovco will review the closing documents are present, Borrower(s) names, Subject Property Address, Legal Description, Signed by Borrowers

Business Purpose Affidavit: Recovco will review for the present of affidavit confirming the property will be for commercial/investment purpose, including any cash out and they the subject property or any proceeds will not be for personal use.

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

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Regulatory Compliance Analysis: Recovco will test each Mortgage Loan to verify that it closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the Mortgage Loan meets (i) the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable); and (iv) the disclosure requirements and prohibitions of the applicable state and local laws and ordinances that were enacted to combat predatory lending.

1.	The following section is applicable to Mortgage Loans with an application date on or after October 3, 2015:

a.	Documentation. Review of the following documents for regulatory compliance:
i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.	Initial and Re-disclosed Loan Estimates (“LE”)
vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)
vii.	Notice of Right to Cancel (if applicable)
viii.	Rate Lock date information;
b.	High Cost/Higher-Priced Loans
i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.
ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g., date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.
c.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:
i.	A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
ii.	Loan Estimate (“LE”):
A.	Confirm the presence of the current LE in effect at the time of origination;

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B.	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application” and at least 7 business days prior to consummation;
C.	Verify LE was provided to the borrower(s) within three (3) business days of: (a) the date the rate was locked; and (b) the date an expired rate lock was re-locked (if applicable). Evidence of rate lock (e.g., rate lock agreement, screen shot) is necessary to confirm rate lock date. A revised LE is not required to be disclosed if the rate has been extended with no other changes to the previously disclosed interest-rate dependent charges or terms provided the borrower has not entered into a new rate lock agreement with the lender.
D.	Verify the final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after a CD was provided;
E.	Verify all sections of the LE were accurately completed and that information was reflected in the appropriate location;
F.	Determine whether a valid and properly documented reason (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan) accompanies a revised LE containing any increase in fee(s) (subject to the good faith provisions in 12 CFR § 1026(e)(3)), and verify if an LE was provided within 3 business days of the lender’s (or broker’s) receipt of information sufficient to establish that a reason for a revision applies.
1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% that are disclosed on a LE but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock.
2.	Increases in fees as defined in 12 CFR § 1026(e)(3)(iii) are permissible provided there is no evidence that the lender (or broker, if applicable) did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).
3.	Documentation that simply restates the change (e.g., fee increased) with no further explanation is not sufficient.
G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.
iii.	Closing Disclosure (“CD”):
A.	Confirm the current applicable CD was provided;
B.	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate location;
C.	Verify that the borrower, or each consumer with the right to rescind the transaction (if applicable), was provided with a copy of the CD within 3 business days of consummation;

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D.	If the initial CD has been provided in lieu of a revised LE because there were fewer than four business days between the time the revised LE was required to be delivered and consummation, the CD may be used to reset fee tolerances provided the loan did in fact close within that timeframe and valid changed circumstances are documented to support fee increases as discussed below.
1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% is limited to one of the six reasons specified in the rule (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan).
i.	Any of these increased fees that are disclosed on the CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock).
2.	Documentation that simply restates the change (e.g. fee increased, etc.) with no further explanation is not sufficient.
E.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) that are disclosed on the initial CD or any re-disclosed CD are permissible provided there is no evidence that the lender did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).
F.	Any fees that are paid at closing by someone other than the borrower (e.g.. seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19(e)(3)(i) – (iii). For example, if a $500 appraisal fee (for which the borrower could not shop) that was disclosed on the LE as paid in full or in part by the seller increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance. Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19(e)(3)(i) (i.e. an increased lender credit to cover an increased fee does not constitute a zero tolerance violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).
G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over-disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.
H.	For loans originated prior to October 10, 2017, any difference between the disclosed Total of Payments (TOP) and the calculated TOP (either under- or over-disclosed) should be conditioned. Effective for loans originated on/after October 10, 2017, the applicable tolerances in 12 CFR § 1026.23(g)(1)(ii) and § 1026.23(h)(2)(ii) (i.e., $35 tolerance for under-disclosure of TOP for loans subject to rescission) apply. Recovco will note if a tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.

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I.	Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;
1.	If the APR decreases by greater than 1/8 of one percentage point, (or 1/4 of one percentage point for an irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e., the finance charge also decreased).
J.	Review any CDs provided to the borrower post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes.
iv.	Written Estimate of Terms or Costs – confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.
A.	A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.
v.	Written List of Settlement Service Providers:
A.	If the borrower was permitted to shop for any settlement services as evidenced by the LE, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and
1.	If the borrower was permitted to shop for a settlement service as evidenced on the LE and the List of Settlement Service Providers was not provided or did not list a provider for that service, the cost of the service must be included in the ten percent tolerance category unless the settlement service provider was the creditor or an affiliate of the creditor, in which case the cost of the service is considered an increase subject to the zero tolerance category. Recovco will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation. Recovco will also note a violation for failing to provide at least one settlement service provider for a service for which the borrower was entitled to shop.
B.	Verify the List of Settlement Service Providers was provided to the borrower(s) at the time of the LE disclosing the applicable service(s).
vi.	Special Information Booklet (“Your Home Loan Toolkit”):
A.	Confirm the presence of the Special Information Booklet (“Your Home Loan Toolkit”) in the Mortgage Loan File or that the Mortgage Loan File contains sufficient evidence that the disclosure was provided to the borrower (e.g., cover letter reflecting the Booklet as an enclosure) on purchase and construction (construction to permanent loans) Mortgage Loans; and
B.	Confirm the Special Information Booklet (“Your Home Loan Toolkit”) was provided within three (3) business days of the date the lender (or broker if applicable) received an “application.”
vii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Recovco will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

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viii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:
A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR
B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.
ix.	A review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.
d.	RESPA/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counseling Organizations).
e.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).
f.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.
g.	Mandatory Arbitration – Recovco will report mandatory arbitration provisions present in the loan file.
h.	Single Premium Credit Insurance – Recovco will report single premium credit insurance policies or debt cancellation agreements present in the loan file.
i.	Recovco will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

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2.	The following section is applicable to Mortgage Loans with an application date prior to October 3, 2015:
a.	Documentation. Review of the following documents for regulatory compliance:

i.	Initial and final application (1003)
ii.	Note, including all addendums
iii.	Copy of note for any junior liens (if applicable)
iv.	Mortgage / Deed of Trust, including all riders
v.	Final HUD-1 Settlement Statement (“HUD-1”). If the final HUD-1 is missing, Recovco will review for compliance using the estimated HUD-1 if available in the file. Recovco will report if the final HUD-1 is missing and note in the condition that (a) testing was performed using an estimated HUD-1 or (b) there was no estimated or final HUD-1 in the file available for testing.
vi.	Initial, Final and Re-disclosed Truth in Lending Disclosures (“TIL”)
vii.	Notice of Right to Cancel (if applicable)
viii.	Initial and Re-disclosed Good Faith Estimates (“GFE”)
ix.	Rate Lock date information;
b.	High Cost/Higher-Priced Loans
i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on Schedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.
ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g., date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.
c.	TILA/Regulation Z. Review to determine compliance with the applicable requirements of TILA/Regulation Z including, but not limited to, the following:
i.	A review and comparison of the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;
ii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);
A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. Recovco will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.
iii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:

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A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR
B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.
iv.	For Mortgage Loans with an application date on or after January 10, 2014, a review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (ATR) and Qualified Mortgage (QM) qualifications as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.
d.	RESPA/Regulation X: Review to ensure compliance with the applicable requirements of RESPA/Regulation X including, but not limited to, the following:
i.	Good Faith Estimate (“GFE”):
A.	Confirm the presence of the current GFE form in effect at the time of origination. Verify GFE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application,” which is to be defined by the lender;
B.	RESPA 2010: Determine whether a valid and properly documented change in circumstance accompanies any re-disclosed GFE containing the following:
1.	any change(s) to loan terms, including any increase in rate after the rate has been locked and/or change to loan program; and
2.	Any increase in fee(s).
ii.	Final HUD-1: Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Current applicable HUD-1 form was provided;
B.	Escrow deposit on the HUD-1 matches the initial escrow statement amount; and
C.	Verify all sections of the HUD-1 were accurately completed and that information was reflected in the appropriate locations.
iii.	GFE and Final HUD-1 Comparison (RESPA 2010): Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:
A.	Review changes disclosed on the latest GFE provided to the borrower to ensure that they were within the allowed tolerances as set forth in the RESPA requirements.
B.	Confirm Mortgage Loan terms and fees disclosed on the third page of the HUD-1 accurately reflected how they were disclosed on the GFE and how the Mortgage Loan closed;

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1.	A change in loan amount from the latest GFE to the HUD-1 is acceptable and should not be conditioned. Any other changes to loan terms must be noted.
C.	Review any attempt to cure a RESPA violation to ensure that the proper reimbursement was made and/or a new HUD-1 was provided and that it was done within the required thirty (30) day window.
e.	Additional RESPA/Regulation X Disclosures and Requirements: Confirm compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for other RESPA disclosures (Servicing Disclosure Statement; Special Information Booklet; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement).
f.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver.
g.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.
h.	Mandatory Arbitration – Recovco will test for mandatory arbitration provisions in the loan file.
i.	Single Premium Credit Insurance – Recovco will test for purchase loans with single premium credit insurance policies or debt cancellation agreements present in the loan file.
j.	Recovco will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.
k.	Georgia and New Jersey - Vendor will report the following loans:
i.	Mortgage loans subject to the Georgia Fair Lending Act and originated between October 1, 2002 and March 6, 2003.
ii.	Cash-out refinance mortgage loans originated between November 27, 2003 and July 5, 2004 that meet the definition of a “covered home loan” pursuant to the New Jersey Homeownership Security Act.

Business Purpose Loan submitted pursuant to this Exhibit and designed by Client as a Business Purpose Loan will be automatically deemed and reported as “Exempt” and Recovco will not perform any ATR/QM Testing or TRID Testing.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, Recovco reviews the loan to the origination guidelines to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

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If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Recovco reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Recovco then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.)

Loans submitted for this review were exempt for QM, as they were business purpose loans to business entities.

General Ability to Repay

Recovco reviews the loan to determine whether, based on available information in the loan file and using the creditors underwriting guidelines as a guide for ATR, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Recovco reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Recovco does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Recovco’s review is based on information contained in the loan file at the time it is provided to Recovco to review, and only reflects information as of that point in time.

Note: Client expressly acknowledges and agrees that Recovco will not make a determination as to whether the borrower has the ability to repay. Rather, Recovco will confirm whether the loan file contains documentation that the lender performed an ability to repay evaluation in accordance with the lender’s defined underwriting practices. In addition, Client acknowledges the ATR/QM Rule, in setting forth its eight (8) factors, does not purport to provide comprehensive underwriting standard.

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VALUATION REVIEW:

Recovco’s review includes a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property.

Recovco’s reviews elements: the appropriate GSE form, materially complete, the address matched the mortgage note, in conformity with the guideline requirements for the property type in question, completed by an appraiser that was actively licensed to perform the valuation, completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, made and signed prior to the final approval of the mortgage loan application, completed and dated within the guideline restrictions, the current use of the property is legal or legal non-conforming (grandfathered), Photos present for Subject property and comparables, the appraisal report does not include any apparent environmental problems, made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

FIRREA Title XI – Check for the presence of the appraiser’s license and review for the presence of any red flags that may pose a risk to the property or occupants

USPAP – Review the appraiser’s certification is present and executed within the original appraisal.

Velocity population of 109 loans did not require a full appraisal. There were valuation for all 109 loans, 84 loans had a Desktop Appraisal and 100% of the loans a RedBell AVE were ordered. For 13 of the 109 loans the RedBell AVE product did not support the initial value within 10% . Recovco obtained a desk review to support the original value for 13 loans where value was not supported by the AVE.

Valuation Waterfall – 136 LoanStream NonQM Loans

Loan originated with a full Appraisal will review to the following:

•	CU Score = < 2.5, no additional valuation required

o	To comply with Rating Agency criteria of inspection, photos and supporting valuation, Client may require an AVM and/or 2055 Drive By Appraisal.

•	CU Score . 2.5 or not applicable, desk review or like product to support Appraisal value within a 10% tolerance

o	If value is supported within 10% tolerance, nothing further is needed

o	If value is not supported within 10% tolerance, additional valuations products may be used to support the value, such as but not limited to: Field Review, BPO, Reconciliation, 2055 or 2nd Appraisal

•	Valuation products were provided by the Client or Lenders to Recovco.

Please refer to the Valuation Summary Report for additional details per loan

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LOAN GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the guidelines provided by the Client and the review criteria, product, and NRSRO requirements. The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

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FINDINGS SUMMARY: (136 LoanStream NonQM Loans)

OVERALL REVIEW RESULTS
Final Grade	Count
A	121
B	15
C	0
D	0

REGULATORY COMPLIANCE REVIEW RESULTS
Final Grade	Count
A	129
B	7
C	0
D	0

CREDIT REVIEW RESULTS
Final Grade	Count
A	128
B	8
C	0
D	0

VALUATION REVIEW RESULTS
Final Grade	Count
A	136
B	0
C	0
D	0

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FINDINGS SUMMARY: (109 Velocity No Income Investment Loans)

OVERALL REVIEW RESULTS
Final Grade	Count
A	109
B	0
C	0
D	0

REGULATORY COMPLIANCE REVIEW RESULTS
Final Grade	Count
A	N/A
B	N/A
C	N/A
D	N/A

CREDIT REVIEW RESULTS
Final Grade	Count
A	109
B	0
C	0
D	0

VALUATION REVIEW RESULTS
Final Grade	Count
A	109
B	0
C	0
D	0

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DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Recovco provided Client with a copy of the Data Compare Report which shows the differences between the data received by the seller versus the data captured by Recovco.

136 LoanStream NonQM Loans

Field Name	Loan Count
Borrower #2 First Name	6
Borrower #2 Last Name	4
Borrower First Name	13
Borrower Last Name	17
Occupancy at Origination (Property Usage Type)	4
Original Appraised Value	1
Original CLTV Ratio Percent	19
Original Note Doc Date	73
Original Standard LTV (OLTV)	18
Original Stated Rate	6
Property Address Street	3
Property City	2
Property Postal Code	2
Purpose of Transaction per HUD-1	21
Representative Score	5
Sales Price (HUD-1 Line 101)	2
Subject Property Type	13

109 Velocity No Income Investment Loans

Field Name	Loan Count
Original Appraised Value	2
Original Standard LTV (OLTV)	31
Representative Score	4
Subject Property Type	107

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